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                                                                EXHIBIT 10.13

                            NETWORK PUBLISHING, INC.

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                               SERVICE AGREEMENT


         Agreement entered into this 21st day of March, 1997, by and between NETWORK PUBLISHING, INC., hereinafter "NPI," and ON'VILLAGE COMMUNICATIONS, INC., hereinafter "COMPANY."

                                    RECITALS

         WHEREAS, NPI is in the business of consulting, development, design, converting, linking and managing (hosting) information electronically published on the electronic medium known as the Internet, together with other related and unrelated worldwide and regional electronic informative networks; and,

         WHEREAS, COMPANY desires to publish certain information described on that electronic medium known as the Internet, together with other related and unrelated worldwide and regional networks, and to receive related consulting and hosting services.

         WHEREAS, NPI is willing to provide COMPANY the services described in
Exhibit "A,"   pursuant to the following terms and conditions:

         NOW THEREFORE, in consideration of these premises and those other terms and conditions set forth hereinafter, the parties hereto agree as follows:

         1. SERVICE. NPI shall provide COMPANY the services, equipment, time and management as specifically described on Exhibit "A," as that exhibit may be amended and supplemented from time to time in writing, signed by both parties, which Exhibit, together with all amendments and supplements thereto, is and shall be attached to this agreement, and made a part hereof.

         2. PAYMENT. For NPI's services provided as described above, COMPANY shall pay NPI the amounts set forth on the terms provided in Exhibit "A" as it may be amended and supplemented from time to time. Amounts owed hereunder as set forth in Exhibit "A," as it may be amended or supplemented from time to time, shall be paid within fifteen days from the date of each monthly invoice generated and furnished COMPANY, by NPI, which invoices shall be generated for work performed in the preceding calendar month period ending on the last day of each calendar month. All amounts not paid within thirty
(30) calendar days of the date of the respective invoice shall accrue interest at the rate of 18 percent per annum. All amounts not paid as provided herein may constitute cause for termination of this contract, and entitle NPI to disconnect COMPANY's electronic publication from the Internet, or other related or unrelated worldwide or regional network.

         3. REPORTING. NPI shall capture all accesses to COMPANY's electronic publication and provide COMPANY with an accounting of all accesses together with all data received as a consequence of such accesses. Such accounting shall be provided to COMPANY at least daily.





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         4.      TERM. This Agreement shall be for the term of one (1) year from the date of execution of this Agreement, provided the term hereof will automatically renew for a subsequent one (1) year period for a total of up to five years; unless and until terminated as provided in paragraph 5 below.

         5. TERMINATION. The COMPANY may terminate this Agreement at any time without cause upon thirty (30) days' written notice to NPI , provided any amounts paid in advance by COMPANY and not incurred in the performance by NPI shall be refunded at the effective date of such termination as more specifically set forth in Exhibit "A" as amended and supplemented from time to time. NPI may terminate this Agreement at any time without cause, upon One
Hundred Twenty (120) days written notice.   NPI may terminate this Agreement at
any time with cause, upon Thirty (30) days written notice. "Cause," as used above, shall be defined for the purposes of this Agreement as any failure by COMPANY to pay amounts provided under Exhibit "A" as amended and supplemented from time to time, and paragraph 2, or as otherwise invoiced hereafter, when due, and/or the breach of any provision of this Agreement, together with the exhibits, amendments and supplements hereto which breach is not cured within Thirty (30) days after the Company receives written notice of breach from NPI. The termination of this Agreement with cause by NPI shall not terminate the obligation of COMPANY to pay for services rendered by NPI as of the date of such termination. The parties acknowledge and agree that the termination of services provided by NPI without such 30-day prior notice to the COMPANY would cause irreparable damage to the COMPANY, and that termination of service, except in the manner provided herein, is not an acceptable remedy for any breach or alleged breach by the COMPANY.

         6. WARRANTIES. COMPANY warrants that all information provided by it to be electronically published or otherwise handled by NPI in the selected electronic medium shall be original, and free from material which may encroach or infringe on another's protected information, photographs, video and audio works or be defamatory or scandalous. COMPANY shall indemnify and hold harmless NPI from all claims of third persons arising as a result of NPI's performance under this Agreement, including by way of example and not limitation, third-party claims of copyright, trademark or patent infringement, plagiary, false or misleading information, defamatory or scandalous information, or any other claim arising from the electronic publication in the selected medium.

         7. NPI WARRANTIES. NPI warrants that it will work diligently and perform with reasonable caution to provide services to reasonably ensure that the COMPANY's web site is available to users at all times and be accessible to the selected medium to the extent such medium is operable or controllable by NPI. NPI shall not be liable for downtime, stoppages, deletions, or freeze-outs resulting from elements beyond the control of NPI, acts of god, acts of war, or force majeure. NPI makes no warranties as to the protectibility of the electronically published information, the availability in the selected medium of the use and publication of such information, that such information is not defamatory, scandalous, proprietary, or free from duplication on the medium or the absence of other similar information on the selected medium.

         8. OWNERSHIP/USE OF MATERIALS/SOFTWARE/PROGRAMMING. Any and all content, visuals, logos, or other ideas for COMPANYS' Internet site contributed by NPI or by the COMPANY shall be and remain in possession of and be treated as the sole and exclusive property of the COMPANY.


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         9.      INTEGRATION.  This Agreement together with the "Amended
Agreement" of even date herewith and all exhibits, amendments and supplements, represents the complete and entire agreement between the parties hereto. This Agreement and the "Amended Agreement" of even date herewith either embodies or supersedes all prior, contemporaneous or subsequent oral agreements, representations, understandings, and all written notations, memoranda, or correspondence of any party hereto, their agents, employees or other related persons, related to the work contemplated in this Agreement.

         10. CONSTRUCTION AND JURISDICTION. This Agreement shall be construed and enforced pursuant to the laws of the State of Utah, U.S.A. By affixing their signatures to this Agreement, the parties hereby submit themselves to the Third District Court, Salt Lake County, State of Utah, or the Federal District Court, Central Division, State of Utah, for the judicial resolution of any disputes arising under the terms, interpretation or performance of this Agreement.

         11. ATTORNEY'S FEES. In the event either party is required to retain counsel to enforce the provisions of this Agreement or to bring legal action to enforce the provisions of this Agreement or remedy any breaches of this Agreement, the prevailing party in such action shall be entitled to its costs and attorney's fees incurred in such action or procedure, whether or not an action is ultimately filed in a court of proper agreed jurisdiction.

         12. NON-DISCLOSURE. NPI acknowledges that all information, software, reports, pricing, image and other related materials provided to NPI are confidential and shall not be disclosed or revealed to any third party. If the program is terminated by either party and NPI has been paid for all services provided for in this Agreement, NPI will return all confidential information to Company.

         WHEREFORE, the parties have affixed their signatures to this Agreement the date first above stated.


ON'VILLAGE COMMUNICATIONS, INC.            NETWORK PUBLISHING, INC.


By:____________________________________    By:__________________________________

Name:__________________________________    Name:________________________________

Title:_________________________________    Title:_______________________________

Date:__________________________________    Date:________________________________





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Network Publishing, Inc.              Service Agreement            April 7, 1997
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                                   EXHIBIT A

                             Project Scope of Work
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Project name:             On'Village Hosting
Primary contact:          Jack Tracht
"Start date":             May 1, 1997 or Sooner (based on arrival at NPI of The
                          "New OV Equipment")
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PROJECT OVERVIEW

Network Publishing Inc. shall provide to On'Village hosting and maintenance services for its Internet website.

I. "The Installation"-NPI will be responsible for the setup and installation of The "New OV Equipment" to be provided by On'Village (as defined in the "Amended Agreement") The setup and installation will make ready the COMPANY's website for Hosting and Internet Access Usage by NPI as defined below. Pursuant to the"Amended Agreement" between the COMPANY AND NPI dated of even date herewith, NPI will not charge the COMPANY for these services.

II.  "Previous to "the Installation-" "the NPI Hardware"and the "OV Hardware" as
separately   defined in the "Amended Agreement" shall continue to be used by
On'Village.

III. Deposit- On the "Start date"of this Agreement, On'Village will make
payment to NPI in the   form of a security deposit of $2000 which will be
applied to the services performed in the  last month of the Service Agreement.


BASIC  SERVICES
         HOSTING AND INTERNET ACCESS USAGE
         Hosting and Maintenance
         1. On'Village servers will be hosted in Network Publishing's server room which is locked and protected by an electronic alarm system.
         2. Access to On'Village's servers will be made available to Kent Hinkson or other mutually approved On'Village representative during business hours (7:00am to 6:00pm) with a Network
             Publishing employee.
         3. On'Village servers will be monitored 24 hours per day and rebooted when necessary.
         4. On'Village HTTP servers will be backed up daily. Database servers will also be backed up daily, in an online ("hot") mode. Each Friday's backups will be removed to an off site location as a recovery insurance against catastrophe at the computer site.
         5. On'Village servers will have remote access by authorized On'Village programmers and administrators.
         6. NPI will provide up to 10 hours monthly of updates and/or enhancements to On'Village Website including server software updates, hardware maintenance, programming and database




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         analysis.

    B.   Internet Access Usage

         1. On'Village servers will be connected to Internet through Network Publishing's network which consists of redundant T1 connections.


         BASIC MONTHLY SERVICE CHARGES

         A.  Hosting and Maintenance-$1000.00 per month
         B. Internet Access Usage-$1000.00 per month minimum. The minimum rate includes up to 30,000 "Megabytes Transmitted" per month. Once the "Megabytes transmitted" exceeds the 30,000 minimum, On'Village will be billed for additional usage at the rate of $4.00 per 100 "Megabytes transmitted" for all additional monthly usage.

             CHARGES FOR ADDITIONAL SERVICES

         Additional Updates/Enhancements for services requested by On'Village over and above the 10 hours monthly as provided for in the "Basic Services" will be billed at the following rates:
             1. Server software updates and hardware maintenance to be billed at
                $125.00 per hour.
             2. HTML markup services billed at $75.00 per hour.
             3. Customer programming and database analysis billed at $125.00 per hour

SIGNATURES

    On'Village Communications, Inc.            Network Publishing, Inc.


    By:________________________________        By:______________________________

    Title:_____________________________        Title:___________________________

    Date:______________________________        Date:____________________________




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                                  Schedule "A"

                               The "NPI Hardware"


The "NPI Hardware" includes all hardware which is presently in use at NPI's facility for the On'Village website including, but not limited to the Compaq Server known as "Willey" and it's integrated components.





                                        ON'VILLAGE COMMUNICATIONS, INC.



                                        By ____________________________________
                                           Typed Name: Jack Tracht
                                           Title: CEO


                                        NETWORK PUBLISHING, INC.



                                        By ____________________________________
                                           Typed Name: Richard Maw
                                           Title: President





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                                  Schedule "B"

                                The "OVHardware"


The "OV Hardware" includes all hardware which is presently in use (and used in conjunction with the "NPI Hardware") at NPI's facility for the On'Village website which was purchased by On'Village for the amount of Ten thousand twenty four dollars ($10,024.00) on or about 5-17-96 by On'Village.





                                        ON'VILLAGE COMMUNICATIONS, INC.



                                        By ____________________________________
                                           Typed Name: Jack Tracht
                                           Title: CEO


                                        NETWORK PUBLISHING, INC.



                                        By ____________________________________
                                           Typed Name: Richard Maw
                                           Title: President